UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2026

SpyGlass Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43105	83-3044245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27061 Aliso Creek Rd., Suite 100
Aliso Viejo, California 92656
(Address of principal executive offices, including zip code)
(949) 284-6904
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SGP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Habib Dable was appointed to the board of directors of SpyGlass Pharma, Inc. (the “Company”) on February 5, 2026 in connection with the Company’s initial public offering (the “IPO”). Mr. Dable will serve as a Class I director until a successor is duly elected and qualified or until an earlier resignation or removal. Mr. Dable will serve as a member of the compensation committee of the board of directors of the Company.
Mr. Dable has served as an advisor at RA Capital Management, L.P., an investment manager, since April 2022. Previously, Mr. Dable served as President and Chief Executive Officer of Acceleron Pharma Inc., a biopharmaceutical company, from December 2016 until its acquisition by Merck in November 2021. Prior to joining Acceleron, Mr. Dable held roles of increasing responsibility at Bayer AG beginning in 1994, serving as the President of Pharmaceuticals for Bayer in the U.S. from October 2015 until December 2016. From 2013 to 2015, Mr. Dable served as the Executive Vice President and Global Head of Specialty Medicine for Bayer HealthCare Pharmaceuticals, and from 2010 to 2012, he was the Vice President of Ophthalmology & Global Launch Team Head for EYLEA. Mr. Dable currently serves as a member of the board of directors of Relay Therapeutics, Day One Biopharmaceuticals, and PepGen, and he previously served as a member of the board of directors of Millendo Therapeutics, Inc. from September 2018 until January 2021, Blueprint Medicines Corporation from June 2022 to July 2025, Aerovate Therapeutics from July 2023 to April 2025, and Albireo Pharma from August 2022 to March 2023. Mr. Dable holds a bachelor’s degree in business administration and an M.B.A, each from the University of New Brunswick in Canada.
There was no understanding or arrangement between Mr. Dable and any other person pursuant to which Mr. Dable was elected as a director.
Mr. Dable is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On February 5, 2026, in connection with Mr. Dable’s election as a Class I director, we entered into an indemnification agreement with Mr. Dable in the form of the Company’s standard indemnification agreement, which was filed with the Securities and Exchange Commission on January 16, 2026 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-292779) (the “Registration Statement”) and is incorporated herein in its entirety by reference.
As a non-employee director, Mr. Dable will participate in the compensation program applicable to all non-employee directors, which is summarized below.
Under the Company’s outside director compensation policy, each non-employee director receives a base annual retainer of $40,000 per year for service as a non-employee director; $30,000 per year additionally for service as non-executive chair of the board of directors; $20,000 per year additionally for service as chair of the audit committee of the board of directors; $10,000 per year additionally for service as a member of the audit committee of the board of directors; $15,000 per year additionally for service as chair of the compensation committee of the board of directors; $7,500 per year additionally for service as a member of the compensation committee of the board of directors; $10,000 per year additionally for service as chair of the nominating and corporate governance committee; and $5,000 per year additionally for service as a member of the nominating and corporate governance committee of the board of directors.
In accordance with the Company’s outside director compensation policy and the Company’s 2026 Equity Incentive Plan (the “2026 Plan”), on February 5, 2026 (the “Grant Date”), Mr. Dable was granted an option to purchase 27,400 shares of common stock (the “Option”). Subject to Mr. Dable continuing as an Outside Director (as defined in the 2026 Plan) through such applicable vesting date, one thirty-sixth (1/36th) of the shares subject to the Option shall vest each month following the Grant Date on the same day of the month as the Grant Date. On the first trading day immediately following each annual meeting of stockholders of the Company, Mr. Dable will be granted an option to purchase 13,700 shares of common stock, subject to Mr. Dable continuing to be a non-employee director on such date.

The foregoing is only a brief description of the material terms of the Company’s outside director compensation policy, and is qualified in its entirety by reference to the description of the Company’s outside director compensation policy under the heading “Post-IPO Outside Director Compensation Policy” in the Registration Statement, filed with the Securities and Exchange Commission on January 29, 2026 and incorporated herein in its entirety by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 9, 2026, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of the IPO. A description of the Restated Certificate is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (“Prospectus”) filed with the Securities and Exchange Commission on February 6, 2026 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Registration Statement. The description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1 and incorporated herein by reference.
Effective as of February 9, 2026, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the completion of the IPO. A description of the Restated Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
Press Release
On February 9, 2026, the Company issued a press release announcing the closing of its IPO of 10,781,250 shares of its common stock (which includes 1,406,250 shares that were offered and sold pursuant to the full exercise of the underwriters’ option to purchase additional shares). A copy of the press release is attached hereto as Exhibit 99.1.
Channels for Disclosure of Information
Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, its website (www.spyglasspharma.com), press releases, public conference calls, and public webcasts. The Company uses these channels, as well as social media, to communicate with the public about the Company, its product candidates and other matters. As such, investors, the media and others are encouraged to review the information disclosed through the Company’s social media and other channels listed above as such information could be deemed to be material information. Please note that this list may be updated from time to time.
The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

99.1	Press Release, dated February 9, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYGLASS PHARMA, INC.

	By:	/s/ Patrick Mooney
Patrick Mooney
Chief Executive Officer

Date: February 9, 2026